UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21890

Keystone Mutual Funds
(Exact name of registrant as specified in charter)

7101 West 78th Street, Suite 201, Bloomington, MN 55439
(Address of principal executive offices) (Zip code)

Andrew Wyatt
Cornerstone Capital Management, Inc.
7101 West 78th Street, Suite 201
Bloomington, MN 55439
(Name and address of agent for service)

(952) 224-7071
Registrant's telephone number, including area code

Date of fiscal year end: 6/30/08

Date of reporting period:  6/30/08

Item 1. Report to Stockholders.

August 9, 2008

Message To Shareholders

Dear Shareholders:

It is with great pleasure that we present the second annual report for the Keystone Large Cap Growth Fund.We invite you to take a few minutes to review the results of the fiscal year ended June 30, 2008.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information.We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, Keystonefunds.com, we provide a quarterly performance fact sheet, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategy.

Please contact your financial professional if you have questions about the Keystone Large Cap Growth Fund or contact us at 877-224-7071.

We appreciate your investment with Keystone Funds and look forward to serving your financial needs in the future.

Sincerely,

/s/ Andrew S.Wyatt	/s/ Thomas G. Kamp
Andrew S.Wyatt	Thomas G. Kamp
Chairman of the Board	Chief Investment Officer

Keystone Large Cap Growth Fund

July 28, 2008 commentary

Investment objective: long-term growth of capital

How did the Fund perform for the fiscal year ended June 30, 2008?

The Keystone Large Cap Growth Fund, Class A shares returned -5.29%  (without taking the sales charge into account) since July 1, 2007 through June 30, 2008. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned -5.96% for the same period.

What were the general economic and market conditions during the fiscal year?

Our quarterly reports during the past year likened the volatile financial markets to the choppy waters and storms near an advancing hurricane.The eroding housing market led to a seizing of the credit markets in late 2007 and early 2008. House prices as of the end of May in the S&P/Case-Shiller Home Price Indices composite of 20 cities residential real estate markets are down 18% from their peak in July 2006. Many financial firms were forced to disclose large illiquid exposures resulting in significant write-downs of those asset values. Disclosure has markedly improved and much capital has been raised to bolster the balance sheets of financial firms.The credit crisis, while far from over, appears to be stabilizing as some sales of illiquid assets are beginning to take place and some thawing in the securitization markets is occurring. Credit spreads had begun to tighten from extreme levels, but have recently retraced as investors brace for the back side of the storm which seems to have begun to hit in early July 2008. Energy costs have soared to record levels, adding to the strain on economic activity. This environment has been very volatile and at times quite frustrating.

During the Fund’s first fiscal quarter (June-Sept. ’07) the S&P 500 rose nearly 5% in the first two weeks of July, fell nearl y 10% by mid August before rising to finish the quarter up over 6%. The nervousness of the market that quarter was attributed to a consumer spending slowdown brought on by higher energy prices, mortgage related costs and a deteriorating credit environment, ingredients that would continue to disrupt the market all year.

The second fiscal quarter (Sept.-Dec.) saw continued market volatility. Rising default rates on asset backed securities led to lower loan origination volumes and higher credit costs shrinking profit margins for lenders and slowed economic activity.

The last half of the Fund’s fiscal year followed a similar pattern.The market reached a low in March, falling 18% from October’s high.This was followed by a strong rally in April and early May, nearly erasing the previous quarter’s losses. Fears of an extended economic downturn emerged in mid May driven by record high energy and commodity costs, rising credit costs, weak consumer demand, declining backlogs, and shrinking profit margins.  Investor sentiment turned sharply downward and stock prices dropped precipitously. The S&P 500 finished the first half of 2008 down 11.91%.The Russell 1000 Growth Index was down 9.06%.

What worked for the fund and why?

Strong individual stock selection contributed positively to performance. Stock selection was particularly strong in the Technology sector and Materials sector where Apple Computer, MEMC Electronics,Western Union, and Archer Daniels Midland generated strong returns. In other sectors, the individual stock selection and timing of investments in Apache Corp., Petrohawk, Schlumberger, LasVegas Sands, Deere & Co., and Fastenal had a strong positive impact.

What did not work for the fund and why?

Sector allocation detracted from performance.The Fund was underweight the Energy and Materials sectors which turned in very strong performances.The Fund built up its exposure to the Financial sector to an overweight position too early and suffered as this sector was hammered in the unfolding credit crisis.The Fund also overweighted the Healthcare sector which did not demonstrate economic insensitivity until late in the period. Fortunately, the sector is performing well since the fiscal year end. One of our industrial holdings, Terex Corporation, performed particularly poorly due to investor concerns of a slowing global economy.

What strategic moves were made by the fund and why?

During the last year, we traded more actively than is typical due to heightened levels of market volatility and some fresh ideas that reached, in our opinion, attractive entry points. We have maintained our overweight position in those industrial and technology companies with what we believe are high international exposure and strong product cycles. We have also maintained an overweight in the healthcare sector in order to provide some economic insensitivity. Our exposure in healthcare is in those names that we believe have compelling products and/or pipelines and  trade at attractive valuations.  We continue to be underweight consumer staples due to valuation and rising commodity costs which are squeezing margins. We are underweight the consumer discretionary sector due  to the negative earnings estimate revisions we have seen and are likely to continue to see as consumers slow their  spending.We have begun to selectively increase our weighting in financial stocks despite the uncertain macro environment. In our stock selection, we continue to look for companies exhibiting accelerating revenue growth, expanding margins, and valuations that have room to expand.

Must be preceded or accompanied by a prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The S&P/Case-Shiller Home Price Indices measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States. You cannot invest directly in an index.

Mutual fund investing involves risk; principal loss is possible. Past performance is no guarantee of future performance.The Fund concentrates its investments in a limited number of companies, and an investment in the Fund is therefore subject to greater risk and volatility  than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk.The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.The Fund may also purchase foreign securities or use derivatives, which involve additional risks. Please refer to the prospectus for further information concerning the risks of investing in the Fund.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to pages 8 and 9 for a complete listing of fund holdings.

Distributed by Quasar Distributors, LLC (8.08)

Keystone Large Cap Growth Fund – Class A
Growth of a $10,000 Investment

Average Annual Returns
June 30, 2008
			Since	Inception
	1 Year	5 Year	Inception	Date

Class A (without sales load)	-5.29%	n/a	8.00%	8/7/06
Class A (with sales load)	-9.30%	n/a	5.55%	8/7/06

Russell 1000 Growth Index	-5.96%	n/a	7.35%	8/7/06

Class C (without sales load)	-5.81%	n/a	7.36%	8/7/06
Class C (with sales load)	-6.68%	n/a	7.36%	8/7/06

Russell 1000 Growth Index	-5.96%	n/a	7.35%	8/7/06

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling (866)596 -3863 or visiting www.keystonefunds.com.

At various times , the Fund’ s Adviser waived its management fees and/or reimbursed Fund expenses. Had the Adviser not done so, the Fund's total return would have been lower.

Class A performance has been shown to reflect the maximum sales charge of 4.25%. Class C performances would reflect the maximum contingent sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

	Ticker Symbols	June 30, 2008 Net Asset Values

Class A	KLGAX	$26.43
Class C	KLGCX	$26.12

		Top 10 Holdings
		June 30, 2008

Rank	Ticker	Security Name	Percentage of
			Net Assets

1	AAPL	Apple Computer, Inc.	5.18%

2	CSCO	Cisco Systems, Inc.	4.60%

3	TXT	Textron, Inc.	4.52%

4	ORCL	Oracle Corporation	4.46%

5	TEVA	Teva Pharmaceutical Industries Ltd. ADR	4.10%

6	MRK	Merck & Co., Inc.	3.94%

7	GLW	Corning, Inc.	3.66%

8	APA	Apache Corp.	3.66%

9	HK	Petrohawk Energy Corp.	3.29%

10	TEX	Terex Corp.	3.13%

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs , such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the realtive total costs of owning different funds. In addition, if  these transaction costs were inlcuded, your costs would have been higher.

	Beginning Account Value (1/1/2008)	Ending Account Value (6/30/2008)	Expenses Paid During Period[1] (1/1/2008 o t 6/30/2008)	Annualized Expense Ratio
Class A Actual	$1,000.00	$882.50	$7.02	1.50%
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,017.40	$7.52	1.50%
Class C Actual	$1,000.00	$879.20	$10.28	2.20%
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,013.92	$11.02	2.20%

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent half-year)/366 days (to reflect the one-half year peroid).

Allocation of Portfolio Assets

(Calculated as a Percentage of Net Assets[1])

Technology Services
17.3%
Health Care Products
16.9%
Industrials
14.2%
Technology Software
13.1%
Energy
10.2%
Financial Institutions
9.8%
Consumer Merchandising
9.7%
Consumer Staples
6.1%
Short Term Investments
2.6%
Utilities
1.0%

[1] Total Net Assets on June 30, 2008 were $121,000,240.

Keystone Mutual Funds
Schedule of Investments

Keystone Large Cap Growth Fund
		June 30, 2008

Security Description	Shares	Value

COMMON STOCKS — 98.3%
Consumer Merchandising — 9.7%
Amazon.com, Inc. *	15,177	$1,112,929
Las Vegas Sands Corp. *	52,137	2,473,379
Lowe's Companies, Inc.	46,458	964,004
Molson Coors Brew ing Company	20,057	1,089,697
Nordstrom, Inc.	22,111	669,963
Target Corp.	44,906	2,087,680
Time Warner Cable, Inc. *	38,000	1,006,240
Walt Disney Co.	48,102	1,500,782
Wynn Resorts Ltd.	9,760	793,976
		11,698,650
Consumer Staples — 6.1%
Coca-Cola Co.	43,459	2,258,999
Diageo plc ADR	28,636	2,115,342
Procter & Gamble Co.	9,903	602,201
Wal-Mart Stores, Inc.	43,920	2,468,304
		7,444,846
Energy — 10.2%
Apache Corp.	31,841	4,425,899
Petrohawk Energy Corp. *	85,854	3,975,899
Schlumberger Limited ^	27,047	2,905,659
XTO Energy, Inc.	14,862	1,018,196
		12,325,653
Financial Institutions — 9.8%
American Express Company	26,797	1,009,443
The Blackstone Group	72,964	1,328,674
Endurance Specialty Holdings Ltd. ^	51,100	1,573,369
Goldman Sachs Group, Inc.	10,168	1,778,383
IntercontinentalExchange, Inc.*	23,125	2,636,250
Morgan Stanley	70,444	2,540,915
SLM Corp. *	49,539	958,580
		11,825,614
Health Care Products — 16.9%
Coventry Health Care, Inc. *	52,741	1,604,381
Gilead Sciences, Inc. *	63,252	3,349,193
Medtronic, Inc.	38,725	2,004,019
Merck & Co., Inc.	126,627	4,772,572
Schering-Plough Corp.	144,629	2,847,745
Teva Pharmaceutical Industries Ltd. ADR	108,329	4,961,468
Wyeth	18,014	863,951
		20,403,329

The accompanying Notes to Financial Statements are an integral part of these statements.

Security Description	Shares	Valu e

Industrials — 14.2%
ABB Ltd. ADR *	107,571	$3,046,411
Chicago Bridge & Iron Co. ^	53,454	2,128,538
Precision Castparts Corp.	14,806	1,426,854
Suntech Power Holdings Co. Ltd. ADR *	36,852	1,380,476
Terex Corp. *	73,825	3,792,390
Textron Inc.	114,149	5,471,162
		17,245,831
Technology Services — 17.3%
Apple Computer, Inc.*	37,435	6,268,116
Corning, Inc.	192,173	4,429,588
Google, Inc.*	6,592	3,470,161
MEMC Electronic Materials, Inc.*	52,956	3,258,912
The Western Union Company	101,741	2,515,038
Yahoo!, Inc.*	45,914	948,583
		20,890,398
Technology Software — 13.1%
Adobe Systems, Inc.*	45,310	1,784,761
CA , Inc.	34,881	805,402
Cisco Systems, Inc.*	239,116	5,561,838
Intel Corporation	99,027	2,127,100
NVIDIA Corporation*	12,362	231,417
Oracle Corporation*	256,942	5,395,782
		15,906,300
Utilities — .10%
FPL Group, Inc.	18,270	1,198,147
TOTAL COMMON STOCKS (Cost $126,378,009)		118,938,768

MUTUAL FUND INVESTMENTS – 2.6%
AIM STIT-STIC Prime Portfolio	3,140,151	3,140,151
TOTAL MUTUAL FUND INVESTMENTS (Cost $3,140,151)		3,140,151

Total Investments (Cost $129,518,160) — 100.9%		122,078,919
Liabilities in Excess of Other Assets — (0.9)%		(1,078,679)
TOTAL NET ASSETS — 100.0%		$121,000,240

ADR Amrecian Depository Receipt
*	Non Income Producing Security
^	Foreign Issued Security (traded on U.S. Exchange)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Assets & Liabilities

Keystone Large Cap Growth Fund
June 30 , 2008
ASSETS
Investments, at cost	$129,518,160
Investments, at value	$122,078,919
Receivable from investments sold	1,875,466
Dividend receivable	81,516
Interest receivable	10,809
Receivable for Fund shares sold	286,110
Other assets	24,484
Total Assets	$124,357,304
LIABILITIES
Payable for investments purchased	2,972,348
Payable for Fund shares redeemed	153,926
Investment advisory fees payable	60,133
Administration fee payable	14,940
Rule 12b-1 fees payable	68,412
Accrued expenses and other liabilities	87,305
Total Liabilities	3,357,064
Net Assets	$121,000,240
NET ASSETS CONSIST OF:
Paid in capital	$128,586,671
Undistributed net investment income	38,424
Accumulated net realized loss	(185,614)
Net unrealized appreciation (depreciation) on investments	(7,439,241)
Net Assets	$121,000,240
CLASS A SHARES (unlimited shares authorized)
Net assets	$120,413,870
Shares issued and outstanding	4,556,433
Net asset value, redemption price and minimum offering price per share	$26.43
Maximum offering price per share ($26.43/0.9575)	$27.60
CLASS C SHARES (unlimited shares authorized)
Net assets	$586,370
Shares issued and outstanding	22,445
Net asset value, redemption price and offering price per share	$26.12

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Operations

Keystone Large Cap Growth Fund
For the
Year Ended
June 30 , 2008
INVESTMENT INCOME
Dividend income (net of taxes withheld of $5,702)	$806,555
Interest income	42,780
Total Investment Income	849,335
EXPENSES
Investment advisory fees (Note 3)	620,384
Legal fees	142,611
Administration fees	86,272
Transfer agent fees and expenses	73,314
Registration fees	66,726
Portfolio accounting fees	45,504
Printing and postage expenses	43,556
Insurance fees	30,589
Audit and tax fees	28,327
Custody fees	19,249
Trustees’ fees and expenses	14,990
Compliance fees	14,907
12b-1 shareholder servicing fees – Class A	264,558
12b-1 shareholder servicing fees – Class C	4,417
Other	1,186
Total Expenses	1,456,590
Less waivers and reimbursements by advisor	(124,100)
Net Expenses	1,332,490
Net Investment Loss	(483,155)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	3,692,655
Net change in unrealized appreciation (depreciation) on investments	(10,260,180)
Net Realized and Unrealized Loss on Investments	(6,567,525)
Change in Net Assets Resulting from Operations	$(7,050,680)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statements of Changes in Net Assets

Keystone Large Cap Growth Fund
	Fo r the	For the
	Year End ed	Period Ended
	Ju ne 30, 2008	June 30 , 2007 (1)
OPERATIONS
Net investment loss	$(483,155)	$(218,515)
Net realized gain on investments	3,692,655	4,454,244
Net change in unrealized appreciation (depreciation) on investments	(10,260,180)	2,820,939
Change in Net Assets Resulting from Operations	(7,050,680)	7,056,668
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
Distributions from net realized gain on investments	(7,209,952)	(340,332)
Distributions from return of capital	(170,486)	–
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
Distributions from net realized gain on investments	(42,105)	(9)
Distributions from return of capital	(995)	–
Change in Net Assets from Distributions to Shareholders	(7,423,538)	(340,341)
CAPITAL SHARE TRANSACTIONS
Proceeds from shareholder subscriptions	54,571,603	49,044,917
Proceeds from in-kind transfers	–	29,154,377
Dividend reinvestments	7,410,816	340,341
Payments for redemptions	(8,910,543)	(3,353,359)
Change in Net Assets from Capital Share Transactions	53,071,876	75,186,276
Change in Net Assets	$38,597,658	$81,902,603
Net Assets, Beginning of Period	$82,402,582	$499,979
Net Assets, End of Period	$121,000,240	82,402,582
Undistributed Net Investment Income	$38,424	$–

(1) Reflects operaitons for the period from August 8, 2006 (commencement of operations) to June 30, 2007.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund — Class A
	For the	Fo r the
	Year En ded	Period En ded
	June 30, 2008	June 30, 2007(1)
Net Asset Value, Beginning of Period	$30.30	$25.00

Net investment loss (2)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	(1.12)	5.66
Total from Investment Operations	(1.28)	5.52

Distributions from net realized gain	(2.53)	(0.22)
Distributions from return of capital	(0.06)	–
Total Distributions	(2.59)	(0.22)

Net Asset Value, End of Period	$26.43	$30.30

Total return (3)	(5.29)%	22.16%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$102,413,870	$82,240,151
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.64%	2.32	%(4)
After expense waivers and reimbursements	1.50%	1.50	%(4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(0.68)%	(1.37	) %(4)
After expense waivers and reimbursements	(0.54)%	(0.55	)%(4)
Portfolio turnover rate (5)	142%	157	%(3)

(1) Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2) Calculated using average shares outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund — Class C
	Fo r the	For the
	Year Ended	Period Ended
	June 30, 2008	June 30 , 2007(1)
Net Asset Value, Beginning of Period	$30.12	$25.00

Net investment loss(2)	(0.36)	(0.35)
Net realized and unrealized gain (loss) on investments	(1.05)	5.69
Total from Investment Operations	(1.41)	5.34

Distributions from net realized gain	(2.53)	(0.22)
Distributions from return of capital	(0.06)	–
Total Distributions	(2.59)	(0.22)

Net Asset Value, End of Period	$26.12	$30.12

Total return (3)	(5.81)%	21.44%

RATIOS TO AVERAGE NET ASSETS
Net assets, end of period	$586,370	$162,431
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	2.34%	3.02	%(4)
After expense waivers and reimbursements	2.20%	2.20	%(4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(1.38)%	(2.07	)%(4)
After expense waivers and reimbursements	(1.24)%	(1.25	)% (4)
Portfolio turnover rate(5)	142%	157	%(3)
(1) Reflects operations for the period from August ,7 2006  (commencement of operations) to June 30,2007.
(2) Calculated using average shares outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Notes to Financial Statements
JUNE 30, 2008

1.	ORGANIZATION
The Keystone Large Cap Growth Fund (the “Fund”) is a Delaware trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company.  The Fund is a series of Keystone Mutual Funds and has unlimited authorized shares of beneficial interest.The investment objective for the Fund is long-term growth of capital.

The Fund offers two classes of shares, Class A and Class C.  Class A shares are subject to a 4.25% front-end sales charge. Class C shares have no sales charge, but are subject to a 1% contingent deferred sales charge if redeemed within one year. Class C shares do not convert to Class A shares of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.These policies are in conformity with U.S. generally accepted accounting principles (i.e., GAAP).

a)  Investment Valuation
Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded or at last sales price on the national securities market. Exchange-traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund’s Advisor.  Mutual funds are valued at Net AssetValue (NAV) close.  Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities for which quotations are not readily available, not currently traded, or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable, are valued at fair value as determined in good faith under procedures approved by and supervision of the Board of Trustees (the “Board ”). If an event occurs that will affect the value of the Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure.  The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee.  Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. For the year ended June 30, 2008, the Fund held no fair valued securities.

b)  Federal Income Taxes
The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales. The following information is provided on a tax basis as of June 30, 2008:

Cost of investments	$129,665,350

Gross unrealized appreciation	$5,893,268

Gross unrealized depreciation	(13,479,699)
Net unrealized appreciation (depreciation)	$(7,586,431)

Undistributed ordinary income	$–
Undistributed long-term capital gains	–
Total distributable earnings	$—

Other accumulated gains (losses)	$–
Total accumulated earnings (losses)	$(7,586,431)

c)  FIN 48
Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the state of Delaware. As of June 30, 2008, open Federal and Delaware tax years include the tax years ended June 30, 2007 and 2008.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal period ended June 30, 2007 and fiscal year ended June 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

d)  Distributions to Shareholders
The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by the Fund.  The tax character of distributions paid during the period from August 7, 2006 (commencement of operations) to June 30, 2007, and the year ended June 30, 2008, were:

	Ordinary	Return	Long-term
	Income*	of Capital	Capital Gains
Period ended June 30, 2007	$340,341	$—	$-
Year ended June30, 2008	$7,202,415	$171,481	$49,642
*Amount includes net invest ment income and shor t-term capital gains.

e)  Expenses
The Fund is charged for those expenses that are directly attributable to it , such as investment advisory and custody fees.  Expenses that are not directly attributable to any class of shares of the Fund are allocated between Class A and C on the basis of each class’ relative net assets. Fees paid under the Fund’s shareholder servicing plan (the “Plan”) are borne by the specific class of shares of the Fund to which the Plan applies.

f)  Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

g)  Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.These reclassifications have no effect on the total amount of net assets or net asset value per share.The adjustments are due to certain permanent book and tax differences.
	Accumulated	Undistributed
	Net Realized	Net Investment
	Gain onInvestments	Income
Period ended June 30, 2007	$(218,536)	$218,536
Year ended June 30, 2008	$(521,579)	$521,579

h) Security Transactions and Investment Income
For financial reporting purposes, investment transactions are accounted for on the trade date.  The Fund determines the gain or loss realized from investment transactions using a specific identification method.

Income Recognition – Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.  Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  All discounts and premiums are amortized on the effective interest method for tax and financial  reporting purposes.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES
The Fund has entered into an investment advisory agreement with Cornerstone Capital Management, Inc. (the “Advisor”) under which the Advisor manages the Fund’s assets and provides research, statistical, and advisory services, and pays related office rental, executive expenses, and executive salaries.  The fee for investment services is based on the average daily net assets of the Fund at the annual rate of 0.70%.

The Advisor has contractually limited total expenses to 1.50% of average daily net assets for Class A shareholders and 2.20% of average daily net assets for Class C shareholders through October 31, 2009.  The Advisor may extend the limitations at its discretion and may terminate the arrangement at any time after October 31,2009.  Under this arrangement, any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if  the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitations of the Fund expenses.The Advisor is permitted to be reimbursed for the fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board. In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on the Fund expenses. During the year ended June 30, 2008, the Advisor voluntarily reimbursed certain operating expenses of the Fund in the amount of $124,100. Reimbursed expenses, including prior period expenses, are subject to potential recovery by year of expiration, subject to Board approval.  The Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Year of Expiration
June 30, 2010	$320,992
June 30, 2011	$124,100
$445,092

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC “ ( Quasar”). Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.30% of average daily net assets and Clas C shareholders pay fees at the annual rate of 1.00%. For the year ended June 30, 2008, 12b-1 distribution expenses of $264,558 and $4,417 were accrued by Clas A and Class C shares, respectively.  The fees are paid to Quasar for distribution-related expenses and activities in connection with the distribution of the Fund’s shares.

The Fund bears certain other operating expenses, including brokerage and commission expenses; fees and expenses of legal counsel and independent registered public accounting firm; compensation of the Fund’s officers and trustees; registration fees; printing and shareholder report expenses; custodian fees; transfer agent fees; and other miscellaneous expenses.

There were no sales charges retained from the sale of Class A shares for the year ended June 30, 2008.  The Advisor received contingent deferred sales charges from the redemption of Class C shares of $90 for the year ended June 30, 2008. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

4.	CAPITAL SHARE TRANSACTIONS
Transactions of shares of the Fund were as follows:

The Keystone Large Cap Growth Fund – Class A Shares
	For the		For the
	Year Ended		Period Ended
	June 30, 2008		June 30 , 2007(1)
	Amount	Shares	Amount	Shares
Shares sold	$54,076,725	1,904,493	$48,881,613	1,678,482
Shares issued through in-kind transfer	-	-	29,154,377	1,117,605
Shares issued through dividend reinvestment	7,367,716	244,288	340,332	12,103
Shares redeemed	(8,899,548)	(306,685)	(3,345,976)	(113,853)
Net Increase	$52,544,893	1,842,096	$75,030,346	2,694,337

The Keystone Large Cap Growth Fund – Class C Shares

	For the		For the
	Year Ended		Period Ended
	June 30, 2008		June30, 2007(1)
	Amount	Shares	Amount	Shares
Shares sold	$494,878	15,957	$163,304	5,648
Shares issued through dividend reinvestment	43,100	1,441	9	1
Shares redeemed	(10,995)	(345)	(7,383)	(257)
Net Increase	$526,983	17,053	$155,930	5,392
(1)Reflects operaitons for the period from August 7, 2006 (commencement of operations) to June 30, 2007.

In accordance with its prospectus, the Fund may issue shares on the basis of an in-kind transfer of investment securities. Such investments contributed during the period ended June 30, 2007 were valued and received at market value. There were no in-kind transfers during the year ended June 30, 2008.

5.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the year ended June 30, 2008 were $170,979,585 and $126,451,4 59, respectively.  There were no purchases and sales of U.S. government securities for the Fund during this period.

6.	GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

7.	NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (SFAS) No. 157,“Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of June 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required regarding the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

Additional Information (Unaudited)

PROXY VOTING
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the year ended June 30, 2008 is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; and (ii) on the SEC’s Website at www.sec.gov.

AVAILABILITY OF QUARTERLY
PORTFOLIO HOLDINGS
The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Form N-Q will be available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; (ii) on the SEC’s Website at www.sec.gov; and (iii) at the SEC’s Public Reference Room in Washington, D.C . Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

TAX INFORMATION
The Fund designates 13.91% of its ordinary income distribution for the year ended June 30, 2008 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended June 30, 2008, 12.76% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Board Approval of Advisory Contract and Fees

The Fund’s Board of Trustees, including a majority of the independent trustees, has the responsibility to approve the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cornerstone Capital Management, Inc. (“Cornerstone”).  Each year, typically in May, the Board of Trustees will vote on the renewal of the Fund’s Investment Advisory Agreement pursuant to which Cornerstone acts as investment adviser of the Fund.  The Board reapproved the Fund’s Investment Advisory Agreement on May 15, 2008.

The Fund’s Board of Trustees receive a wide variety of materials and information throughout the year about the Fund’s investment performance, adherence to its stated investment objective and strategies, expenses, sales and redemptions, regulatory compliance, and management. The trustees meet quarterly with the Fund’s portfolio manager and other analysts. The trustees also receive frequent updates on industry developments and best practices.

At the Board meeting on May 15, 2008, the trustees also evaluated other information, including a report on Cornerstone’s organization and current staffing, a report on brokerage allocation practices and related soft dollar arrangements, assurances that all disclosures relating to each Class and Cornerstone in the Fund’s registration statement and other reports are complete and accurate, and assurance that the Fund and Cornerstone are operating in compliance with applicable law. The trustees reviewed the terms of the Investment Advisory Agreement and a memorandum from Fund counsel outlining their legal duties and responsibilities as trustees in connection with this annual review.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee may have attributed different weights to the various factors.  The trustees evaluated all information available to them.

The material factors and conclusions that formed the basis for the trustees’ continuation of the Investment Advisory Agreement (including the appropriateness of the advisory fees payable thereunder) were separately discussed by the trustees.  The trustees determined that the overall arrangements between the Fund and Cornerstone are fair and reasonable in light of the services performed, expenses incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.

Management Fee and Other Expenses

In preparation for the meeting on May 15, 2008, the trustees evaluated extensive materials, including a report prepared by the Fund’s administrator containing comparisons of the Fund’s total expenses, advisory fees, accounting fees, custodian fees, transfer agent fees, administration fees, and 12b-1fees, with industry data from Lipper Analytical Services (“Lipper”).  For comparison purposes, Lipper data concerning the category “Large Cap Growth Funds” with from 0-$250 million in assets was used.  The Lipper information indicated that the Fund’s investment advisory fee of .70% was lower than the both the average and median Lipper category investment advisory fees. The Lipper information also indicated, with respect to both Class A and Clas C, that total expenses were slightly higher than peer group averages but that the Fund’s Class C portfolio size was substantially smaller than the average fund size in its peer group.

Fees Charged to Other Advisory Clients of Cornerstone

The trustees evaluated the advisory fees charged by Cornerstone for advisory clients other than the Fund.  The standard client advisory fee schedule for private wealth management clients begins at 1.00% of assets under management and has breakpoints at higher asset levels , and the standard client advisory fee schedule for institutional investment management clients begins at .85% of assets under management and has breakpoints at higher asset levels .  The Fund’s advisory fee is .70% of assets and contains no breakpoints. This results, at current asset levels, in a higher advisory fee than would be charged under the standard client arrangements.  The trustees noted, however, that many additional services are provided (and costs are incurred) by Cornerst one in managing the Fund. For example, Cornerstone provides the Fund with office space, facilities, equipment, administrative and other services (exclusive of, and in addition to, any such services provided by other service providers to the Fund), and executive and other personnel as are necessary for its operations, including the Fund’s president, treasurer, and chief compliance officer.  Cornerstone also coordinates the Fund’s external vendors and pays all of the compensation of trustees, officers, and employees of the Fund.  The trustees believe that the additional services provided to the Fund justify higher fees than those paid by non-fund clients of Cornerstone.  The trustees noted that as the Fund grows, breakpoints similar to those offered to advisory clients of Cornerstone will be considered.

Costs of Services Provided and Profitability to Cornerstone

The trustees received and evaluated a report on Cornerstone’s profitability in managing the Fund.   Such report indicated the Fund was not yet profitable for Cornerstone.

Investment Results

At each quarterly meeting, the trustees review a report prepared by Cornerstone with both Lipper and Russell index information comparing each Class’s investment performance to such indexes.  Based on this information and quarterly interviews with the Fund’s portfolio manager, the trustees believe that Cornerstone manages the Fund in a manner that is materially consistent with its stated objective and style .

The trustees noted that when considering the Fund’s performance since inception through 3/31/08, both Classes of the Fund have outperformed the Russell 1000 Growth Index.

Based upon the foregoing information, the trustees concluded that Cornerstone is producing superior investment results for the Fund consistent with its stated objective and policies.

Ancillary Benefits to Cornerstone

The trustees also considered that Cornerstone benefits from certain soft-dollar arrangements.  The trustees noted that Cornerstone’s profitability would be lower if it had to pay for these benefits out of its own assets.  The trustees reviewed information regarding Cornerstone’s trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements.  The trustees noted that Cornerstone has represented to them that all of its soft dollar arrangements have been and will continue to be consistent with applicable legal requirements, including seeking best execution.

The trustees also recognized that Cornerstone may derive reputational and other benefits from its association with the Fund.

Nature, Extent and Quality of Services Provided by Cornerstone

In addition to its provision of investment management services, Cornerstone also provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by other services providers to the Fund) and officers and personnel as are necessary for its operations.  Cornerstone pays all of the compensation of trustees, officers, and employees of the Fund.

The Board considered such services as well as the quality of Cornerstone’s resources that are used by the Fund.  The Board examined the experience and professional qualifications of Cornerstone’s personnel and the size and functions of its staff.  The Board has met with the Fund’s portfolio manager and various analysts at each quarterly meeting.

The trustees considered the quality and scope of services provided by Cornerstone under the Investment Advisory Agreement and concluded that Cornerstone has provided commendable executive and administrative management and other services during and prior to the last year.

Conflicts of Interest

The trustees noted that Cornerstone has represented that it has no arrangements to share its Fund-related revenues with any third parties or service providers, although it may from time to time make payments related to distribution out of its own resources consistent with its public disclosures.  The trustees noted that Cornerstone has represented that it receives no compensation in any form from any Fund service provider.

After considering all of these factors, the trustees decided that the overall arrangements between the Fund and Cornerstone as provided in the Investment Advisory Agreement are fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.  After full consideration of these and other factors, the Board of Trustees, including a majority of the independent trustees, approved the renewal of the Investment Advisory Agreement.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Keystone Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Keystone Large Cap Growth Fund (the Fund), including the schedule of investments, as of June 30, 2008, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Large Cap Growth Fund at June 30, 2008, the result s of its operations, changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Minneapolis, MN
August 27, 2008

Trustees and Officers

Name, Address And Date of Birth	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES:

John H. Grunewald	Trustee	Indefinite, until	Retired	1	Director, Nash Finch
7101 W 78th Street		successor elected			Company; Director,
Suite 201					Renaissance Learning, Inc.
Bloomington, MN 55439
Born 1936		Since Inception

Daniel R. Luthringshauser	Trustee	Indefinite, until	Principal and	1	None
7101 W 78th Street		successor elected	Senior Executive,
Suite 201			DRL International,
Bloomington, MN 55439			1998-Present
Born 1935		Since Inception

Clifford L. Olsen	Trustee	Indefinite, until	President,	1	None
7101 W 78th Street		successor elected	Casson Group, Inc.,
Suite 201			1993-Present
Bloomington, MN 55439
Born 1946		Since May 2007

INTERESTED TRUSTEES:

Andrew S.Wyatt	Trustee,	Indefinite, until	Chief Executive Officer,	1	None
7101 W 78th Street	President	successor elected	Cornerstone Capital
Suite 201			Management, Inc.
Bloomington, MN 55439			1993-Present
Born 1961		Since Inception

OFFICERS:

Thomas Kamp	Vice President,	Indefinite, until	President and	N/A	N/A
7101 W 78th Street	Investments	successor elected	Chief Investment Officer,
Suite 201			Cornerstone Capital
Bloomington, MN 55439			Management, Inc.,
Born 1961		Since Inception	2006-Present

SeniorVice President,
Alliance Capital
Management LP,
1993-2006

Michael . P Eckert	Chief Compliance	Indefinite, until	SeniorVice President,	N/A	N/A
7101 W 78th Street	Officer, Treasurer,	successor elected	Cornerstone Capital
Suite 201	Anti- Money		Management, Inc.,
Bloomington, MN 55439	Laundering		2005-Present
Born 1955	Officer	Since Inception
Vice President,
Sit Investment
Associates, Inc.,
1989-2005

KEYSTONE
MUTUAL FUNDS

www.keystonefunds.com

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF TRUSTEES
Andrew Wyatt,
Chairman of the Board
Daniel Luthringshauser
Clifford Olson
John Grunewald

INVESTMENT ADVISOR
Cornerstone Capital Management, Inc.
7101 W 78th Street, Suite 201
Bloomington, MN 55439

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South 6th Street, Suite 1400
Minneapolis, MN 55402

The Fund's Statement of Additional Information ("SAI") contains additional information about the Fund's Trustees and is available without charge (i) upon request by calling (866) 596-3863; and (ii) on the SEC's Web site at www.sec.gov.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Grunewald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2008	FYE 6/30/2007
Audit Fees	$24,000.00	$20,000.00
Audit-Related Fees	$-	$-
Tax Fees	$3,700.00	$3,300.00
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve 100 percent of all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2008	FYE 6/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2008	FYE 6/30/2007
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has no such procedures.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 5, 2007.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Keystone Mutual Funds

By (Signature and Title) /s/ Andrew S. Wyatt
                                                                 Andrew S. Wyatt, President

Date   September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Andrew S. Wyatt
                                                                 Andrew S. Wyatt, President

Date   September 8, 2008

By (Signature and Title) /s/ Michael P. Eckert
                                                                Michael P. Eckert, Treasurer

Date   September 8, 2008